SUNAMERICA FOCUSED SERIES, INC.
                (formerly, SunAmerica Style Select Series, Inc.)

                     SUNAMERICA ASSET ALLOCATION STRATEGIES

                                FEBRUARY 19, 2004

               SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 8, 2002

Effective on or about February 20, 2004, the following change will be made to Class II shares of each Portfolio:

    1.   Class II shares will be redesignated as "Class C" shares;
    2.   The shares will no longer be subject to a 1% initial sales load; and
    3. The contingent deferred sales charge (CDSC) period applicable to the shares will be shortened from eighteen months to twelve months for purchases made after the effective date of this change.

All other applicable fees, charges, rights and privileges will remain the same.


                                    Fee Table

In the fee tables on pages 6-7, reference to Class II are replaced with Class C. In addition, the "Maximum Sales Charge (Load)" for Class C is amended to be "1.00%" and the "Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)" for Class C is amended to be "none".

The reference in footnote 2 of each fee table regarding the CDSC for Class C is amended to state that, "[t]he CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within eighteen months of their purchases)."

                                     Example

In the Example on page 8, information for Class II shares is amended as follows:

If you redeemed your investment at the end of the periods indicated:

--------------------------------------------------------------------------------------------------------------------
              Fund                                          1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------------------------------------------
Focused Equity Strategy Portfolio                            $362            $805            $1,375         $2,925
--------------------------------------------------------------------------------------------------------------------
Focused Multi-Asset Strategy Portfolio                        354             782             1,336          2,846
--------------------------------------------------------------------------------------------------------------------
Focused Balanced Strategy Portfolio                           345             755             1,291          2,756
--------------------------------------------------------------------------------------------------------------------
Focused Fixed Income and Equity Strategy Portfolio            329             706             1,210          2,595
--------------------------------------------------------------------------------------------------------------------
Focused Fixed Income Strategy Portfolio                       318             673             1,154          2,483
--------------------------------------------------------------------------------------------------------------------


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

If you did not redeem your shares:

--------------------------------------------------------------------------------------------------------------------
                         Fund                               1 Year         3 Years        5 Years         10 Years
--------------------------------------------------------------------------------------------------------------------
Focused Equity Strategy Portfolio                            $262           $805           $1,375          $2,925
--------------------------------------------------------------------------------------------------------------------
Focused Multi-Asset Strategy Portfolio                        254            782            1,336           2,846
--------------------------------------------------------------------------------------------------------------------
Focused Balanced Strategy Portfolio                           245            755            1,291           2,756
--------------------------------------------------------------------------------------------------------------------
Focused Fixed Income and Equity Strategy Portfolio            229            706            1,210           2,595
--------------------------------------------------------------------------------------------------------------------
Focused Fixed Income Strategy Portfolio                       218            673            1,154           2,483
--------------------------------------------------------------------------------------------------------------------

                         Shareholder Account Information

In the "Selecting a Share Class" section on page 9, reference to Class II are replaced with Class C. In addition, the first bullet point under "Class C" is replaced with "[n]o front-end sales charge; all your money goes to work for you right away" and the third bullet point is amended to state that, "[d]eferred sales charge on shares you sell within twelve months of purchase, as described below."

On page 9, the section entitled "Class II" is retitled "Class C" and amended to read, in its entirety, "[s]hares are offered at their net asset value per share, without any front-end sales charge. However, there is also CDSC of 1% on shares you sell within 12 months of buying them."

In the "Sales Charge Reductions and Waivers" section on page 10, under "Waivers for Certain Investors" the phrase, "(this waiver may also apply to front-end sales charges of class II shares)" in the first bullet point is deleted along with the last paragraph which reads, "[w]e will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with AIG SunAmerica Capital Services, Inc. to sell Class II shares with no front-end sales charge."

                ALL OTHER REFERENCES TO "CLASS II" ARE AMENDED TO
                               REFER TO "CLASS C".




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